IDR Core Property Index Fund Ltd

SCHEDULE OF INVESTMENTS

As of March 31, 2023 (Unaudited)

	Original
	Acquisition	Shares/	Percent of
	Date	Units	Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS – 101.7%
UNITED STATES OF AMERICA (a)(b) – 101.7%
ARA Core Property Fund, LP	10/3/2022	6	3.0%	$1,000,000	$895,736
ASB Allegiance Real Estate Fund, LP	12/31/2021	708	4.2%	1,222,500	1,254,361
BGO Diversified U.S. Property Fund, LP	10/1/2021	546	5.3%	1,400,000	1,578,620
Blackrock US Core Property Fund, L.P.	1/1/2022	n/a	4.0%	1,222,500	1,209,617
CBRE U.S. Core Partners, LP	12/31/2021	1,489,378	9.1%	2,960,000	2,737,794
Clarion Lion Properties Fund, LP	4/1/2021	1,429	8.6%	2,226,743	2,594,774
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	12	8.5%	2,258,408	2,569,926
JP Morgan Strategic Property Fund FIV2 (U.S.), LP	10/1/2021	334,836	13.9%	3,973,457	4,186,168
Prime Property Fund, LLC	6/30/2021	278	19.6%	5,428,325	5,892,390
PRISA LP (c)	4/1/2021	1,159	8.7%	2,117,426	2,615,152
RREEF America REIT II, Inc.	1/1/2022	11,280	5.5%	1,775,000	1,663,195
Smart Markets Fund, L.P.	9/1/2021	999	6.5%	1,764,900	1,945,965
US Real Estate Investment Fund, LLC	7/1/2022	989	4.8%	1,585,000	1,435,473

TOTAL PRIVATE REAL ESTATE INVESTMENT FUNDS				28,934,259	30,579,171

TOTAL INVESTMENTS – 101.7%				28,934,259	30,579,171
Liabilities in excess of other assets – (1.7)%					(512,450)
NET ASSETS – 100%					$30,066,721

(a)	Restricted security. The total cost and fair value of these restricted investments as of March 31, 2023 was $28,934,259 and $30,579,171, respectively, which represents 101.7% of total net assets of the Company.
(b)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days.
(c)	As of March 31, 2023, PRISA LP held an investment in PRISA UHC LP, a U.S. domiciled private real estate investment fund. The fair value of the Company's proportionate ownership of PRISA UHC LP as of March 31, 2023, was approximately $2.62 million, approximately 8.70% of the Company's Net Assets.